Exhibit 10.4B

 SUPPLEMENTAL BENEFITS PLAN FOR
                   TEXTRON KEY EXECUTIVES
                 (Effective January 1, 1994)

                       First Amendment

Pursuant to Section 8.03 of the Supplemental Benefits Plan for Textron Key Executives (Restated, effective January 1,
1994) (the "Plan"), Textron Inc. hereby amends the Plan, effective October 26, 1996, as follows:

     1. Section 4.06 of the Plan is hereby amended to delete the first two sentences thereof and to add new first and second sentences to read in as follows:

          "A Participant who has terminated her Textron
Employment may, subject  to the    provisions of Section 16
of the Securities Exchange Act of 1934, once      each
calendar quarter, elect to transfer, in 10% increments,
effective the first      calendar day of the month following
the month in which the election is made, any      amount in
her supplemental savings account to her fixed income account. The cash value transferred will be determined by
multiplying the current value of   Textron common stock by
the number of whole and fractional Supplemental   Shares
in her Supplemental Savings Account as of the end of the
month in which      the election is made times the
percentage being transferred.

     IN WITNESS WHEREOF, Textron Inc. has caused this First
Amendment to be executed by its duly authorized officer to be effective as of October 26, 1996.

                              TEXTRON INC.


                              By:/s/Carol J. Grant
                                   Carol J. Grant
                                   Vice President, Human Resources

 SUPPLEMENTAL BENEFITS PLAN FOR
                   TEXTRON KEY EXECUTIVES
                 (Effective January 1, 1994)

                      Second Amendment

Pursuant to Section 8.03 of the Supplemental Benefits Plan for Textron Key Executives (Restated, effective January 1,
1994) (the "Plan"), Textron Inc. hereby amends the Plan, effective January 1, 1997, as follows:

     1.   Section 2.02 of the Market Square Profit Sharing
Plan Schedule to the Plan is hereby amended by adding to the end of said Section the following:

     "The final Textron credit under the provisions of this paragraph shall be made as of December 31, 1996."

     2.   Article IV of the Market Square Profit Sharing
Plan Schedule to the Plan is hereby amended by adding to the end of said Article a new section to read in its entirety as follows:

          "4.03 The Benefits Committee may, in its sole discretion, approve a written request by an actively employed Participant to withdraw any or all of the value of a Participant's accounts."


     IN WITNESS WHEREOF, Textron Inc. has caused this Second
Amendment to be executed by its duly authorized officer to be effective as of January 1, 1997.

                              TEXTRON INC.


                              By:/s/Carol J. Grant
                                       Carol J. Grant
                                       Vice President, Human Resources

               SUPPLEMENTAL BENEFITS PLAN FOR
                   TEXTRON KEY EXECUTIVES
                 (Effective January 1, 1994)

                       Third Amendment

Pursuant to Section 8.03 of the Supplemental Benefits Plan for Textron Key Executives (Restated, effective January 1,
1994) (the "Plan"), Textron Inc. hereby amends the Plan, as follows:

          1. Section 4.01 of the Plan is hereby amended to read in its entirety as follows:

     "A Participant who has terminated her Textron Employment may, subject to the provisions of Section 16 of the Securities Act of 1934, once each calendar quarter, elect to transfer, in 10% increments, effective the first calendar day of the month following the month in which the election is made, any amount in her Stock Unit Account to her general fund account."

          2. Section 4.02 of the Plan is hereby amended to read in its entirety as follows:

     "Any transfer pursuant to Section 4.01 shall be made in cash and shall be an amount equal to the product of (x) the current value of Textron Common Stock as defined in
     Section 3.06, as of the end of the month in which the election is made, times (y) the percent being transferred."

          3. The Plan is hereby amended to add a new Section 2.04 to read in its entirety as follows:

     "The general fund account, which shall include all amounts contributed to the Participant's supplemental Market Square account prior to December 31,1992 and any amount transferred pursuant to Article IV, beginning July 1, 1998 shall be credited with earnings as if it was invested in the George Putnam Fund of Boston Balanced Fund."

IN WITNESS WHEREOF, Textron Inc. has caused this Amendment to be executed by its duly authorized officer. Parts 1 and 2 of this Amendment shall be effective as of October 26, 1996. Part 3 of this Amendment shall be effective as of July 1, 1998.

                              TEXTRON INC.


                              By:/s/Carol J. Grant
                                 Carol J. Grant
                                 Vice President, Human Resources